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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        MAY 18, 2005
                                                 -------------------------------

                             TELENETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA                    000-16580                 33-0061894
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


         39 PARKER, IRVINE, CALIFORNIA                         92618
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (949) 455-4000
                                                    ----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

     On May 18, 2005, Telenetics Corporation (the "Company") was advised telephonically that Nasdaq had begun the process to terminate the eligibility of the Company's securities for quotation on the OTC Bulletin Board ("OTCBB") due to the Company's failure to timely file with the Securities and Exchange Commission its annual report on Form 10-KSB for the fiscal year ended December 31, 2004. On May 19, 2005, the Company made a written request to Nasdaq for a hearing to be held before a panel authorized by the NASD Board of Governors regarding the eligibility of the Company's securities for quotation on the OTCBB. By letter dated June 2, 2005, Nasdaq advised the Company that its request for a hearing had been granted and that the hearing would occur on June 10, 2005.

     At the hearing, the panel will determine whether the Company's securities are eligible for quotation on the OTCBB, under NASD Rules 6530 and 6540. Those rules do not permit market makers to quote a company's securities on the OTCBB unless the company is current in its filings with the Securities and Exchange Commission, subject to a grace period set forth in the rules. The Company has been advised by Nasdaq that the only issue that the panel will consider is whether the Company has current, complete periodic reports on file with the Securities and Exchange Commission at the time of the hearing. Neither Nasdaq nor the NASD rules give the panel authority to grant extensions of time to allow companies to become eligible by making their filings at a future date, and thus requests of this nature will not be entertained by the panel at the hearing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2005                      TELENETICS CORPORATION



                                        By: /S/ MICHAEL J. BURDIEK
                                           -------------------------------------
                                           Michael J. Burdiek,
                                           President and Chief Executive Officer



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